                                                                      EXHIBIT 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the capiton "Financial Highlights"
in this Registration Statement on Form N-1A under the Securities Act of 1933
(File No. 333-32899) and under the Investment Company Act of 1940 (File No.
811-8327) of Merrill Lynch Global Growth Fund, Inc., and to the incorporation by reference therein of our report, dated December 4, 2003, with respect to the financial statements of Merrill Lynch Global Growth Fund, Inc., for the year ended August 31, 2004.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 27, 2004